UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 24, 2022

GOLDEN MATRIX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41326	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001Par Value Per Share	GMGI	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective on October 24, 2022,Golden Matrix Group, Inc. (the “Company”, “we” and “us”) entered into a Share Purchase Agreement dated October 17, 2022 (the “SPA”), with Aaron Johnston, a member of the Board of Directors of the Company (“Johnston”) and Mark Weir (a 10% shareholder of RKingsCompetitions Ltd. (“RKings”), which is 80% owned by the Company (“Weir” and together with Johnston, the “Sellers”)).

Pursuant to the SPA, which was approved by the Company’s Board of Directors and the Audit Committee of the Board of Directors, the Company would pay the Sellers 25,000 British pound sterling (GBP)(approximately $29,000) for 100% of GMG Assets Limited, a Northern Ireland Company (“GMG Assets”), which represented the combined costs paid by the Sellers to form and operate GMG Assets, which entity was formed for the sole purpose of facilitating the Company’s operation of RKings and to facilitate cash alternative offers for winners of prizes within RKings’business.

The SPA also required the Company to offer Weir a service fee to assist in the running of GMG Assets, which will provide for the payment to Weir of 100% of the profits (revenues less cost of goods sold, less any taxes paid or incurred) generated by GMG Assets up to 50,000 GBP, and then the payment of 10% of the profits generated by GMG Assets, up to a maximum of 150,000 GBP per annum.

The effective date of the purchase of the GMG Assets as provided for in the SPA was August 1, 2022.

The SPA included customary representations and warranties of the parties.

The description of the SPA above is not complete and is qualified in its entirety by the full text of the SPA, a copy of which is filed herewith as Exhibit 10.1 and incorporated into this Item 1.01 by reference in its entity.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Share Purchase Agreement dated October 17, 2022, and effective October 24, 2022, by and between Golden Matrix Group, Inc. and the Shareholders of GMG Assets Limited
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: October 27, 2022	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

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